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                                                                   EXHIBIT 23(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports on Axsys Technologies, Inc. and to all references to our Firm included in or made a part of this Amendment No. 2 to the Registration Statement on Form S-1.

New York, New York

October 17, 1997

                                          Arthur Andersen LLP

                                          /s/ Arthur Andersen LLP